Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended December 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,213,012)
Unrealized Gain (Loss) on Market Value of Futures	(3,568,936)
Dividend Income	9,108
Interest Income	913,028
ETF Transaction Fees	2,800
Total Income (Loss)	$(9,857,012)

Expenses
Management Fees	$334,497
Professional Fees	56,575
Brokerage Commissions	38,683
Non-interested Directors' Fees and Expenses	5,075
Prepaid Insurance Expense	2,813
Total Expenses	$437,643
Net Income (Loss)	$(10,294,655)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/18	$509,787,527
Withdrawals (950,000 Shares)	(36,450,364)
Net Income (Loss)	(10,294,655)

Net Asset Value End of Month	$463,042,508
Net Asset Value Per Share (12,350,000 Shares)	$37.49

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended December 31, 2018

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$(648,975)
Dividend Income	1,308
Interest Income	18,689
ETF Transaction Fees	350
Total Income (Loss)	$(628,628)

Expenses
Management Fees	$6,113
Professional Fees	8,324
Brokerage Commissions	29
Non-interested Directors' Fees and Expenses	114
Prepaid Insurance Expense	70
Total Expenses	14,650
Expense Waiver	(7,126)
Net Expenses	$7,524
Net Income (Loss)	$(636,152)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/18	$11,303,696
Additions (50,000 Shares)	837,351
Net Income (Loss)	(636,152)

Net Asset Value End of Month	$11,504,895
Net Asset Value Per Share (700,000 Shares)	$16.44

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended December 31, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,213,012)
Unrealized Gain (Loss) on Market Value of Futures	(4,217,911)
Dividend Income	10,416
Interest Income	931,717
ETF Transaction Fees	3,150
Total Income (Loss)	$(10,485,640)

Expenses
Management Fees	$340,610
Professional Fees	64,899
Brokerage Commissions	38,712
Non-interested Directors' Fees and Expenses	5,189
Prepaid Insurance Expense	2,883
Total Expenses	452,293
Expense Waiver	(7,126)
Net Expenses	$445,167
Net Income (Loss)	$(10,930,807)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/18	$521,091,223
Additions (50,000 Shares)	837,351
Withdrawals (950,000 Shares)	(36,450,364)
Net Income (Loss)	(10,930,807)

Net Asset Value End of Month	$474,547,403

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596